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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 2005

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                                   ALTEON INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     001-16043                 13-3304550
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 934-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS.

On January 18, 2005, Alteon Inc. issued a press release announcing its initiation of a Phase 2 trial in alagebrium chloride in erectile dysfunction.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit.

    99.1  Press Release dated January 18, 2005.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALTEON INC.

Dated: January 19, 2005

                                           By: /s/ ELIZABETH A. O'DELL
                                           ---------------------------
                                           Elizabeth A. O'Dell
                                           Vice President, Finance
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                                  EXHIBIT INDEX

Exhibit Number                      Description
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99.1                                Press Release dated January 18, 2005.